                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                               FREEMARKETS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                            [FREEMARKETS, INC. LOGO]

                               FREEMARKETS, INC.
                               FREEMARKETS CENTER
                                210 SIXTH AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222

                                                                  APRIL 14, 2003

Dear Fellow Stockholder:

     You are cordially invited to attend the 2003 Annual Meeting of Stockholders (the "Annual Meeting") of FreeMarkets, Inc. to be held at the Omni William Penn Hotel at 530 William Penn Place, Pittsburgh, Pennsylvania 15219 on Wednesday, May 21, 2003, at 9:00 a.m.

     Details of the business to be conducted at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. Please read them carefully.

     It is important that your shares be represented at the Annual Meeting, whether or not you attend the meeting and regardless of the number of shares you own. Whether or not you plan to attend, you can ensure that your shares are represented and voted at the Annual Meeting by promptly completing, signing, dating and returning the enclosed proxy card in the envelope provided. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so by voting in person at the meeting.

     We look forward to seeing you on May 21, 2003.

                                             Sincerely,

                                          /s/ Glen T. Meakem
                                                      Glen T. Meakem
                                                  Chairman of the Board

                               FREEMARKETS, INC.

                               FREEMARKETS CENTER
                                210 SIXTH AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 2003
                            ------------------------

     The Annual Meeting of Stockholders (the "Annual Meeting") of FreeMarkets, Inc. will be held at 9:00 a.m., local time, on May 21, 2003 at the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania 15219 for the following purposes:

             1. To elect two persons to serve as Class I directors for a three-year term expiring at the Annual Meeting of Stockholders in 2006 and until their respective successors are duly elected and qualified;

             2. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants to audit our financial statements for the year ending December 31, 2003; and

             3. To transact such other business as may properly come before the Annual Meeting and any and all adjournments and postponements thereof.

     Our Board of Directors has fixed the close of business on March 31, 2003 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.

     Our Board of Directors is soliciting the enclosed proxy. Please read the accompanying Proxy Statement carefully for further information regarding the business to be conducted at the Annual Meeting.

     We will make available, for at least ten days before the Annual Meeting, during normal business hours, a complete list of the stockholders entitled to vote at the Annual Meeting. You may examine the list for any purpose germane to the Annual Meeting. The list will be available at our offices, located in FreeMarkets Center, 210 Sixth Avenue, Pittsburgh, Pennsylvania 15222.

     Whether or not you plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly. You are cordially invited to attend the Annual Meeting in person. Returning the enclosed proxy card will not affect your right to revoke your proxy or to vote in person if you do attend the Annual Meeting.

                                          By order of the Board of Directors,

                                          /s/ Joan S. Hooper

                                          JOAN S. HOOPER
                                          Executive Vice President,
                                          Chief Financial Officer, Secretary and
                                          Treasurer
Pittsburgh, Pennsylvania
April 14, 2003

                            YOUR VOTE IS IMPORTANT,
            NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE.

     PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN VOTING YOUR PROXY PROMPTLY.

                               FREEMARKETS, INC.

                               FREEMARKETS CENTER
                                210 SIXTH AVENUE
                         PITTSBURGH, PENNSYLVANIA 15222
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 2003

                              GENERAL INFORMATION

     We are furnishing this Proxy Statement to stockholders of FreeMarkets, Inc., a Delaware corporation ("FreeMarkets" or the "Company"), in connection with the solicitation of proxies by our Board of Directors for use at our 2003 Annual Meeting of Stockholders (the "Annual Meeting"). The Annual Meeting will be held at 9:00 a.m., local time, on May 21, 2003 at the Omni William Penn Hotel, 530 William Penn Place, Pittsburgh, Pennsylvania 15219 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders ("Notice"). We are mailing this Proxy Statement and the enclosed proxy card on or about April 14, 2003.

                    VOTING RIGHTS, PROXIES AND SOLICITATION

     Our Board of Directors has fixed the close of business on March 31, 2003 (the "Record Date") as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof. As of the close of business on the Record Date, there were 41,641,931 shares of our common stock, par value $0.01 per share ("Common Stock"), outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter properly brought before the Annual Meeting.

     Holders of a majority of the outstanding shares of our Common Stock entitled to vote on the Record Date must be present in person or represented by proxy to constitute a quorum. Proxies marked as abstaining and proxies returned by brokers as "non-votes" because they have not received voting instructions from the beneficial owners of the shares will be treated as shares present for purposes of determining the presence of a quorum.

     You can vote your shares at the Annual Meeting only if you are present in person or represented by proxy. Whether or not you are able to attend the Annual Meeting, the Company urges you to complete and submit the enclosed proxy. The shares represented by your proxy will be voted at the Annual Meeting in accordance with your instructions. If you do not specify any instructions, the shares represented by your proxy will be voted FOR both of the nominees chosen by our Board of Directors and FOR the ratification of the appointment of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as independent auditors. An inspector of election appointed by our Board of Directors will tabulate the votes at the Annual Meeting.

     You have the power to revoke your proxy at any time before the proxy is exercised. You may revoke your proxy by sending a written notice of revocation, or submitting another properly executed proxy showing a later date, to our Secretary at our principal executive offices at FreeMarkets Center, 210 Sixth Avenue, Pittsburgh, Pennsylvania 15222. You may also revoke your proxy by attending the meeting and voting in person. Attendance at the meeting will not, by itself, revoke a proxy.

     The Company will bear the cost of the solicitation of proxies for use at the Annual Meeting. In addition to solicitation by mail, regular employees of the Company may solicit proxies from stockholders by telephone, facsimile, e-mail or in person. We will ask brokerage houses and other nominees, custodians, and fiduciaries to forward proxy soliciting material and our 2002 Annual Report to Stockholders to the beneficial owners of the shares of our Common Stock held of record by them, and we will reimburse these record holders for their reasonable out-of-pocket expenses incurred in doing so.

                                 PROPOSAL NO. 1
                             ELECTION OF DIRECTORS

     We will elect two directors at the Annual Meeting. Under our Certificate of Incorporation and Bylaws, the members of the Board are divided into three classes, designated Class I, Class II, and Class III. The term of the Class I directors will expire at the Annual Meeting. The term of the Class II and Class III directors will expire at the 2004 and 2005 Annual Meetings of Stockholders, respectively. At each Annual Meeting, the directors elected to succeed those whose terms expire are of the same class as the directors they succeed and are elected for a term to expire at the third Annual Meeting of Stockholders after their election and until their successors are duly elected and qualified.

     The two nominees for election this year as Class I directors for a three-year term expiring at the 2006 Annual Meeting are Thomas J. Meredith and David A. Noble, each of whom is presently a member of the Board. Both nominees have consented to be named as nominees and to serve if elected.

     In the election, the two persons who receive the highest number of votes will be elected. Unless you withhold authority to vote for these persons, the proxies named in the proxy card intend to vote FOR the election of the two nominees listed above. If on the date of the Annual Meeting either or both of the nominees are for any reason not available to serve, your proxy will be voted for the election of such substitute nominee or nominees as the Board shall designate.

     Set forth below is certain information with regard to both of the nominees for election as Class I directors and each continuing Class II and Class III director.

                                              DIRECTOR              PRINCIPAL OCCUPATION OR
                   NAME                        SINCE             EMPLOYMENT; DIRECTORSHIPS; AGE
                   ----                       --------    --------------------------------------------
Nominees for a term expiring in 2006 (Class I):

Thomas J. Meredith........................      1999      Chief executive officer of MFI Capital (the
                                                          Meredith family's private investment firm);
                                                          Managing Director of Dell Ventures and
                                                          Senior Vice President of Business
                                                          Development and Strategy for Dell Computer
                                                          Corporation from 2000 to 2001; Senior Vice
                                                          President and Chief Financial Officer for
                                                          Dell from 1992 to 2000. Director of Tipping
                                                          Point, Inc. and several private portfolio
                                                          companies; Mr. Meredith received his Master
                                                          of Law degree in Taxation from Georgetown
                                                          University, his Juris Doctor degree from
                                                          Duquesne University School of Law and his
                                                          Bachelor's degree in political science from
                                                          St. Francis College; Age 52

David A. Noble............................      1999      Independent private equity and venture
                                                          capital investor; Managing director of Koch
                                                          Ventures Incorporated (the venture capital
                                                          investment arm of Koch Industries
                                                          Incorporated) in 2001; General Partner of
                                                          Stolberg Equity Partners LLC (a private
                                                          equity investment fund) from 1997 through
                                                          2000; Principal of and other executive
                                                          positions with McKinsey & Company from 1985
                                                          to 1997; Mr. Noble received his MBA from
                                                          Harvard University in 1985 and his B.S. in
                                                          Electrical Engineering from Massachusetts
                                                          Institute of Technology in 1981; Age 43

                                              DIRECTOR              PRINCIPAL OCCUPATION OR
                   NAME                        SINCE             EMPLOYMENT; DIRECTORSHIPS; AGE
                   ----                       --------    --------------------------------------------
Directors serving a term expiring in 2004 (Class II):

Thomas J. Gill............................      2003      Managing Partner of G4 Partners, LLC, a
                                                          private investment management firm since May
                                                          2000. From January 1998 until November 1999,
                                                          Mr. Gill served as a director and President
                                                          and Chief Executive Officer of FORE Systems,
                                                          Inc., a developer and manufacturer of
                                                          high-speed networking equipment, which was
                                                          acquired by GEC, p.l.c., now called Marconi
                                                          Communications. He served as FORE Systems'
                                                          Chief Operating Officer from January 1997 to
                                                          January 1998 and as its Vice President of
                                                          Finance, Chief Financial Officer and
                                                          Treasurer from December 1993 to January
                                                          1998; Director of PrintCafe Software, Inc.
                                                          and a privately held portfolio company; Mr.
                                                          Gill received his B.S. in Business
                                                          Administration from the University of
                                                          Pittsburgh; Age 44

Raymond J. Lane...........................      2001      General Partner, Kleiner Perkins Caufield &
                                                          Byers (a private venture firm) since 2000;
                                                          President and Chief Operating Officer of
                                                          Oracle Corporation (an enterprise software
                                                          and services company) from 1996 to 2000;
                                                          Executive Vice President of Oracle and
                                                          President of Worldwide Operations from 1993
                                                          to 1996. Director of SeeBeyond Technology
                                                          Corporation, Marimba, Quest Software and
                                                          several private portfolio companies; Mr.
                                                          Lane received his B.S. degree in Mathematics
                                                          from West Virginia University; Age 56

Directors serving a term expiring in 2005 (Class III):

Glen T. Meakem............................      1995      Co-founded FreeMarkets in 1995 and has
                                                          served as its Chairman of the Board of
                                                          Directors and a director since inception.
                                                          Mr. Meakem also held the offices of
                                                          President and Chief Executive Officer from
                                                          FreeMarkets' inception until June 2000 and
                                                          January 2003, respectively. Prior to
                                                          co-founding FreeMarkets, from May 1994 to
                                                          February 1995, Mr. Meakem was employed as a
                                                          manager in the Corporate Business
                                                          Development Group of General Electric Co.
                                                          From January 1992 through April 1994, he was
                                                          employed as a consultant with McKinsey &
                                                          Company. Director of a privately held
                                                          portfolio company. Mr. Meakem earned his B.A
                                                          degree cum laude from Harvard College and
                                                          his M.B.A. from Harvard Business School; Age
                                                          39

                                              DIRECTOR              PRINCIPAL OCCUPATION OR
                   NAME                        SINCE             EMPLOYMENT; DIRECTORSHIPS; AGE
                   ----                       --------    --------------------------------------------
David H. McCormick........................      2003      President of FreeMarkets since October 2002
                                                          and Chief Executive Officer since January
                                                          2003. Before becoming President, Mr.
                                                          McCormick served as an Executive Vice
                                                          President since May 2001, as Senior Vice
                                                          President and General Manager of Core
                                                          Business Markets since June 2000 and as Vice
                                                          President and General Manager of Core
                                                          Business Markets since December 1999. Prior
                                                          to joining FreeMarkets, Mr. McCormick was a
                                                          consultant with McKinsey & Company, Inc. Mr.
                                                          McCormick holds a B.S. in Mechanical
                                                          Engineering from the United States Military
                                                          Academy and a Ph.D. in Public and
                                                          International Affairs from Princeton
                                                          University; Age 37

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS AND OTHER MATTERS

     Our Board of Directors held seven meetings in 2002. The Board also took action by unanimous written consent on one occasion during the year. Each incumbent director attended at least 75% of the total number of meetings of the Board and the committees on which he served during 2002. The Board has two principal committees, a Compensation Committee and an Audit Committee.

     Our Compensation Committee reviews and recommends to the Board the compensation and benefits of our executives officers, administers our stock option plans and establishes and reviews general policies relating to compensation and benefits of our employees. The Compensation Committee met seven times in 2002 and took action by unanimous written consent on one occasion. Its current members are Mr. Noble, as Chairman, Mr. Gill and Mr. Meredith. Mr. Meredith joined the Compensation Committee in May 2002. Dr. Cooper served on the Compensation Committee until his retirement from the Board in February 2003, when he was replaced by Mr. Gill.

     Our Audit Committee is responsible for reviewing our internal accounting procedures and consults with and reviews the services provided by PricewaterhouseCoopers, our independent accountants. The Audit Committee met five times in 2002. Its current members are Mr. Meredith, as Chairman, Mr. Gill, and Mr. Noble. Each member of the Audit Committee is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards. Dr. Cooper served on the Audit Committee until his retirement from the Board in February 2003, when he was replaced by Mr. Gill.

     An individual claiming to be a FreeMarkets stockholder filed a stockholder's derivative action on September 24, 2001 in the Western District of Pennsylvania, nominally on behalf of FreeMarkets, against certain of our directors and our executive officers. The action stems from the Company's announcement on April 23, 2001 that, as a result of discussions with the Securities and Exchange Commission, the Company was considering amending its 2000 financial statements for the purpose of reclassifying fees we earned under a service contract with Visteon Corporation. The parties have agreed to a stay until April 15, 2003.

VOTE REQUIRED

     Only affirmative votes are counted in the election of directors. Under applicable Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. Accordingly, the two nominees for election as directors who receive the highest number of votes actually cast will be elected. Broker non-votes will be treated as shares that neither are capable of being voted nor have been voted and, accordingly, will have no effect on the outcome of the election of directors.

 THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE NOMINEES LISTED ABOVE.

                                 PROPOSAL NO. 2
             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Audit Committee of our Board of Directors has appointed PricewaterhouseCoopers, certified public accountants, as independent accountants to make an examination of the accounts of the Company and our subsidiaries for the year ending December 31, 2003. PricewaterhouseCoopers has served as our independent accountants since 1995. Although stockholder approval is not required, the Audit Committee desires to obtain stockholder ratification of this appointment. If the appointment is not ratified at the Annual Meeting, the Audit Committee will review its future selection of auditors.

     A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting and will have the opportunity to make a statement, if he or she desires to do so, and to respond to appropriate questions.

VOTE REQUIRED

     The proposal to ratify the appointment of PricewaterhouseCoopers will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present and entitled to vote on the proposal. An abstention will have the effect of a vote against the proposal, even though the shares represented thereby will not be counted as having been voted against the proposal. Broker non-votes will be treated as shares not capable or being voted on the proposal and, accordingly, will have no effect on the outcome of voting on the proposal.

   THE AUDIT COMMITTEE AND THE BOARD RECOMMEND A VOTE FOR RATIFICATION OF THE
                                 APPOINTMENT OF
               PRICEWATERHOUSECOOPERS AS INDEPENDENT ACCOUNTANTS.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

     The following table sets forth information regarding the beneficial ownership of the Company's Common Stock as of February 28, 2003 held by each person who is known by the Company to have been the beneficial owner of more than five percent of the Company's Common Stock on such date, by our Chief Executive Officer and the other Named Executive Officers listed in the Summary Compensation Table below, our directors and by all directors and executive officers of the Company as a group (based on 41,919,663 shares of Common Stock outstanding as of such date).

                                                               BENEFICIAL OWNERSHIP
                                                                 OF COMMON STOCK
                                                              ----------------------
                                                              NUMBER OF     PERCENT
BENEFICIAL OWNER                                               SHARES       OF CLASS
----------------                                              ---------     --------
Glen T. Meakem..............................................  2,571,250(1)    5.98%
David H. McCormick..........................................    166,300(2)       *
David J. Becker.............................................    400,844(3)       *
Joan S. Hooper..............................................    196,050(4)       *
Thomas J. Gill..............................................          0          *
Raymond J. Lane.............................................  1,008,333(5)    2.35%
Thomas J. Meredith..........................................    525,662(6)    1.24%
David A. Noble..............................................    102,499(7)       *
Pequot Capital Management, Inc. ............................  2,600,400(8)    6.20%
  500 Nyala Farms Road
  Westport, CT 06880
All directors and executive officers as a group.............  4,970,938(9)   11.05%

---------------

*  Less than 1%.

(1) Includes 904,000 shares held by a limited partnership controlled by Mr. Meakem, 182,200 shares held by a charitable foundation controlled by Mr. Meakem, and 1,055,250 shares which may be acquired by April 29, 2003 (i.e., within 60 days of February 28, 2003) pursuant to the exercise of options.

(2) Includes 162,500 shares which may be acquired by April 29, 2003 pursuant to the exercise of options.

(3) Includes 11,000 shares held by a limited partnership controlled by Mr. Becker and 140,625 shares which may be acquired by April 29, 2003 pursuant to the exercise of options.

(4) Includes 194,750 shares which may be acquired by April 29, 2003 pursuant to the exercise of options.

(5) Consists of 1,008,333 shares which may be acquired by April 29, 2003 pursuant to the exercise of options.

(6) Includes 466,662 shares which may be acquired by April 29, 2003 pursuant to the exercise of options.

(7) Includes 52,499 shares which may be acquired by April 29, 2003 pursuant to the exercise of options.

(8) Pequot Capital Management, Inc. has sole voting power to dispose of and to direct the disposition of 2,600,400 shares. Based on information contained in a Schedule 13G filed with the SEC by Pequot Capital Management, Inc. on February 14, 2003.

(9) See notes (1) through (7).

SECTION 16 REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities to file with the SEC within specified due dates reports of ownership and reports of changes in ownership of the Common Stock and our other equity securities. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on reports and written representations furnished to us by these persons, we believe that all of our directors and executive officers complied with these filing requirements in 2002.

                 EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation earned by our Chief Executive Officer and the three other individuals who were serving as executive officers as of December 31, 2002 for services rendered in all capacities to the Company and its subsidiaries for each of the last three fiscal years. The individuals included in the table are collectively referred to as the "Named Executive Officers."

                           SUMMARY COMPENSATION TABLE

                                                                       LONG-TERM
                                                                      COMPENSATION
                                                                      ------------
                                            ANNUAL COMPENSATION        SECURITIES
                                         --------------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION              YEAR    SALARY     BONUS       OPTIONS      COMPENSATION
---------------------------              ----   --------   --------   ------------   ------------
Glen T. Meakem.........................  2002   $393,750   $100,000(4)        --         $ --
  Chairman of the Board(1)               2001   $356,250   $225,000      100,000           --
                                         2000   $300,000   $ 90,000           --           --

David H. McCormick.....................  2002   $287,500   $125,000(4)    80,000         $ --
  Chief Executive Officer and
     President(2)                        2001   $243,750   $150,000      280,000
                                         2000   $197,917   $ 68,000      100,000           --

David J. Becker........................  2002   $325,000   $ 50,000(4)        --         $ --
  Executive Vice President and           2001   $307,000   $195,000      100,000         $750(5)
     Chief Operating Officer(3)........  2000   $250,000   $ 75,000           --           --

Joan S. Hooper.........................  2002   $287,500   $100,000(4)    80,000         $ --
  Executive Vice President,              2001   $268,750   $165,000      180,000           --
     Chief Financial Officer,            2000   $233,333   $ 75,000           --           --
     Secretary and Treasurer

---------------

(1) Mr. Meakem ceased to serve as the Company's Chief Executive Officer on January 24, 2003.

(2) Mr. McCormick was elected President on October 3, 2003 and assumed the role of Chief Executive Officer on January 24, 2003.

(3) Mr. Becker was elected as Executive Vice President and Chief Operating Officer on October 3, 2002. Prior to October 3, 2002, Mr. Becker served as President and Chief Operating Officer.

(4) Represents a performance bonus paid in March 2003 for services rendered in 2002.

(5) Represents a patent bonus.

OPTION GRANTS

     The following table sets forth certain information regarding options granted during 2002 to the Named Executive Officers. No stock appreciation rights were granted in 2002.

                           OPTION GRANTS DURING 2002

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                               NUMBER       PERCENTAGE OF                                 ANNUAL RATES OF
                            OF SECURITIES   TOTAL OPTIONS                            STOCK PRICE APPRECIATION
                             UNDERLYING      GRANTED TO     EXERCISE                   FOR OPTION TERM($)(2)
                               OPTIONS      EMPLOYEES IN      PRICE     EXPIRATION   -------------------------
NAME                           GRANTED         2002(1)      PER SHARE      DATE          5%            10%
----                        -------------   -------------   ---------   ----------   -----------   -----------
David H. McCormick........      80,000          6.40%        $11.19      6/21/12        562,986     1,426,718
Joan S. Hooper............      80,000          6.40%        $11.19      6/21/12        562,986     1,426,718

---------------

(1) Based on 1,250,769 options granted to all employees during 2002.

(2) The 5% and 10% assumed annual rates of compounded stock price appreciation are mandated by rules of the SEC. Our actual stock price appreciation over the 10-year option term will likely differ from these assumed annual rates. Unless the market price of the Common Stock appreciates over the option term, no value will be realized from the option grants made to the executive officers.

OPTION EXERCISES

     The following table sets forth as to the Named Executive Officers information with respect to (i) the number of shares received upon the exercise of options, (ii) the aggregate dollar value realized upon exercise, (iii) the total number of shares underlying unexercised options held at the end of 2002, and (iv) the aggregate dollar value of in-the-money unexercised options held at the end of 2002.

              OPTION EXERCISES IN 2002 AND YEAR END OPTION VALUES

                                                        NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED        IN-THE-MONEY OPTIONS AT
                           SHARES                      OPTIONS AT YEAR END(#)            YEAR END($)(1)
                         ACQUIRED ON      VALUE      ---------------------------   ---------------------------
NAME                     EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                     -----------   -----------   -----------   -------------   -----------   -------------
Glen T. Meakem.........    100,000        426,700     1,044,000        884,000      2,807,068      2,699,928
David H. McCormick.....     48,000        497,518       121,000        411,000             --             --
David J. Becker........    339,062      4,193,248       130,000        338,000             --        899,976
Joan S. Hooper.........     10,000         97,266       172,000        298,000             --             --

---------------

(1) Based on the closing price per share of the Common Stock on the Nasdaq National Market on December 31, 2002, less the exercise price per share.

EMPLOYMENT AND CHANGE IN CONTROL ARRANGEMENTS

     All of our executive officers serve at the discretion of the Board of Directors.

     If we experience a change in control, certain of the outstanding options held by the Named Executive Officers that were not previously vested will immediately vest. As of the Record Date, the minimum number of options held by our Named Executive Officers that could vest under this provision is as follows:
Mr. Meakem -- 412,000; Mr. McCormick -- 61,500; Mr. Becker -- 124,000; and Ms.
Hooper -- 45,000. In addition, if the acquiror in any change in control fails to provide substitute options to replace the outstanding options held by these executive officers, then all outstanding options not previously vested would vest upon the change in control.

     Generally, a change in control would include:

     - an acquisition of more than 50% of the combined voting power of all our outstanding securities;

     - a merger where, following the transaction, our stockholders own 50% or less of the voting securities of the surviving corporation;

     - our liquidation or the sale of substantially all of our assets; or

     - individuals who currently form a majority of our Board of Directors ceasing to be a majority, unless the new directors are nominated for election by our current Board or their nominated successors.

     On January 2, 2001, the Board of Directors amended and restated the stock incentive plan to eliminate the provision which provided for the automatic acceleration of 50% of unvested options and the lapse of restrictions with respect to 50% of shares of restricted stock upon a change of control. The amendment does not affect options previously granted under the plan prior to January 2, 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of our Compensation Committee has ever been an officer or employee of FreeMarkets. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board of Directors or Compensation Committee.

COMPENSATION OF DIRECTORS

     We reimburse our directors for travel and lodging expenses in connection with attendance at Board and committee meetings. All of our directors, including non-employee directors, are eligible to receive options under our Amended and Restated Stock Incentive Plan.

     In February 2001, we granted options to purchase 1,000,000 shares of Common Stock to each of Mr. Lane and Mr. Meredith. These options were to vest in 24 equal monthly installments, provided that Mr. Lane or Mr. Meredith, as applicable, was serving as a member of the Board of Directors on the applicable vesting dates. We granted the option to Mr. Lane in consideration of his service on the Board and his agreement to stand for reelection at the 2001 Annual Meeting and, if reelected, to serve as a Class II director with a term expiring at the 2004 Annual Meeting. We granted the option to Mr. Meredith in consideration of his agreement to stand for reelection at the 2003 Annual Meeting and, if reelected, to serve for a term expiring at the 2006 Annual Meeting, and to continue in his capacity as chair of the Audit Committee during his entire term of service on the Board if requested to do so. In January 2002, Mr. Meredith voluntarily returned to the Company 541,671 options, which constituted all of the options granted to him in 2001 which were unvested as of January 30, 2002. Mr. Meredith's agreement to continue as a member of the Board and as chair of the Audit Committee remains unchanged.

     In January 2001, we granted options to purchase 30,000 shares of Common Stock to Mr. Noble in consideration of his continuing Board service. In January 2003, we granted options to purchase 100,000 shares of Common Stock to each of Mr. Lane and Mr. Meredith in consideration of their continuing Board service. In February 2003, we granted options to purchase 100,000 shares of common stock to Mr. Gill in consideration of his election to the Board. The exercise price of all such options is the fair market value on the date of grant.

     Commencing in the first quarter of 2003, each non-employee director of the Company (other than the chair of the Audit Committee) will be paid a $12,500 quarterly cash retainer on the last day of each calendar quarter provided that the non-employee director has served on the Board throughout the entire calendar quarter. The chair of the Audit Committee will be paid an $18,750 quarterly cash retainer provided such non-employee director has served as the chair of the Audit Committee throughout the entire calendar quarter. The quarterly cash retainer will be paid on a pro rated basis in the event of a non-employee director's resignation from the Board.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The following Report of the Compensation Committee of the Board of Directors and Stockholder Return Performance Graph are made pursuant to the rules of the Securities and Exchange Commission. This Report and Stockholder Return Performance Graph shall not be deemed to be soliciting material or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Compensation Committee of the Board of Directors is responsible for reviewing, recommending, and approving changes to the Company's compensation policies and programs. It is also the responsibility of the Committee to review and approve all compensation actions for the Chief Executive Officer and the other executive officers. No member of the Committee is a former or current officer or employee of FreeMarkets.

     The goals of the Company's compensation program are to align compensation with business objectives and performance, to enable the Company to attract, retain, and reward executive officers and other key employees who contribute to our short-term performance and our longer-term success and to motivate those officers and employees to enhance long-term stockholder value. To meet these goals, we have adopted a mix of the compensation elements of salary, bonus, and stock options.

     BASE SALARY. The Committee meets at least annually to review and approve each executive officer's salary for the ensuing year. When reviewing base salaries, the Committee considers the following factors: competitive pay practices, individual and executive leadership team performance against goals, level of responsibility, breadth of knowledge, and prior experience. The relative importance of these factors varies, depending on the particular individual whose salary is being reviewed. To provide the Committee with more information for making compensation decisions, the Committee has engaged Towers Perrin to provide advice and benchmarking comparison information regarding compensation in comparable companies in the technology industry and for companies generally comparable to the Company in revenues. The Committee's objective in setting base salary is generally to pay salaries at a level at or above the 75th percentile of generally comparable companies. The Committee believes that base salary levels for the Company's executive officers as a group were approximately at or above that level in 2002.

     BONUS. The bonus program is a discretionary program for our executive officers and other key employees. The Committee meets in the first quarter following the year for which the awards are to be made to determine the amounts of the bonuses. Each bonus award depends on the extent to which business and individual performance objectives are achieved. The Company's objectives consist of operating, strategic, and financial goals that are considered to be critical to its fundamental long-term goal of building stockholder value. Based on the Company's growth in revenue and in operating earnings in 2002, the control of costs to fund significant new product investment, the launch of new products and on the individual achievements of each of the members of the executive leadership team, the Committee determined to award the executive officers bonuses ranging from $50,000 to $125,000. These bonuses represented between approximately 15% and 36% of the base salaries of the executive officers in 2002, a decrease from an average of 60% for each executive officer in 2001.

     STOCK OPTIONS. The Company's stock option plans are designed to provide employees with an opportunity to share, along with the stockholders, in the Company's long-term performance. Initial grants of stock options are generally made to eligible employees upon commencement of employment, with additional grants being made to certain employees periodically or following a significant change in job responsibility, scope, or title. To further the Company's goals of attracting and retaining outstanding employees, the Committee determined that stock options granted after June 15, 2002 should generally vest over a four-year period. Prior to such date stock options generally vested over a five-year term. The exercise price of our options is usually 100% of the fair market value of the Common Stock on the date of grant.

     Factors considered in determining the size of stock option grants include the salary, role, and performance level of each participant. Grants also take into consideration the approximate market price of the stock at the time of grant. Our philosophy is to use stock option grants to our executive leadership team to align their interests with the interests of our stockholders. In January 2001, we granted options to each member of our executive leadership team as part of our evaluation of their performance in 2000 and as an incentive to continue to create long-term stockholder value. In June 2002, we granted additional options to Joan Hooper and David McCormick in recognition of their enhanced management responsibilities in the Company.

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code which imposes a limit on tax deductions for annual compensation in excess of $1,000,000 paid to any of the five most highly compensated executive officers, which is not "performance-based" in accordance with certain requirements. The Compensation Committee does not believe that this limitation will apply to the Company in 2003 because option grants that have been awarded to our executive offices prior to the date of the 2003 Annual Meeting of Stockholders qualify as "performance-based" compensation that is excluded from the $1,000,000 limitation. The Committee will continue to monitor the effects of Section 162(m) on the Company's compensation practices in the future.

     CHIEF EXECUTIVE OFFICER COMPENSATION. The Committee used the same procedures described above in setting the annual salary and bonus for Glen T. Meakem who served as Chief Executive Officer in 2002. In considering Mr. Meakem's salary, the Committee decided, and Mr. Meakem agreed, that even though his base salary, unlike that of the other members of the executive leadership team, was below the 75th percentile for comparable companies, to provide only a modest increase in 2002. The reason for this decision was Mr. Meakem's view that the Company's executive leadership functions as a team and he, as the leader of the team, should not receive a salary increase that was disproportionately high in relation to other members of the team. In considering Mr. Meakem's bonus, the Committee considered the factors described above, as well as his critical contributions to the strategic development, vision, and leadership of the Company.

DAVID A. NOBLE, CHAIRMAN            THOMAS J. GILL            THOMAS J. MEREDITH

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

     The following line graph compares the cumulative total stockholder return among our Common Stock between December 10, 1999 (the date our Common Stock began public trading) and December 31, 2002, with the cumulative total return of the Nasdaq Composite Index and the Morgan Stanley High Tech Index over the same period. The graph assumes a $100.00 investment as of December 10, 1999 in our Common Stock, the Nasdaq Composite and the Morgan Stanley High Tech Index and assumes the reinvestment of dividends, if any.

            COMPARISON OF CUMULATIVE TOTAL RETURN AMONG THE COMPANY,
       THE NASDAQ COMPOSITE INDEX AND THE MORGAN STANLEY HIGH TECH INDEX [PERFORMANCE CHART]

                                                                            MORGAN STANLEY HIGH TECH
                                                       FREEMARKETS                    INDEX              NASDAQ COMPOSITE INDEX
                                                       -----------          ------------------------     ----------------------
12/99                                                    100.00                      100.00                      100.00
3/00                                                      43.21                      126.33                       61.28
6/00                                                      16.94                      109.56                       58.63
9/00                                                      20.40                      101.46                       54.88
12/00                                                      6.79                       68.26                       38.55
3/01                                                       3.40                       50.83                       30.24
6/01                                                       7.14                       59.67                       33.35
9/01                                                       3.78                       41.41                       21.52
12/01                                                      8.56                       53.87                       29.26
3/02                                                       8.20                       50.97                       26.26
6/02                                                       5.25                       40.41                       19.16
9/02                                                       1.77                       32.38                       13.79
12/02                                                      2.30                       36.91                       16.62

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The following report of the Audit Committee of the Board of Directors is made pursuant to the rules of the Securities and Exchange Commission. This report shall not be deemed to be soliciting material or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Audit Committee of the Board of Directors is responsible for reviewing the Company's financial reporting process on behalf of the Board. In addition, the Committee selects the Company's independent public accountants.

     Management is responsible for the Company's internal controls and the financial reporting process, including the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The independent public accountants are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing principles and to issue a report thereon. The Committee's responsibility is to oversee these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We have relied, without independent verification, on management's representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent accountants included in their report on the Company's financial statements. Furthermore, our considerations and discussions with management and the independent accountants do not assure that the Company's financial statements are presented in accordance with generally accepted accounting principles in the United States of America, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that our Company's independent accountants are in fact "independent."

     In this context, the Committee has met and held discussions with management and PricewaterhouseCoopers, our independent public accountants. Management represented to the Committee that the Company's financial statements were prepared in accordance with generally accepted accounting principles, and the Committee has reviewed and discussed the audited financial statements with management and the independent public accountants. The Committee discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     In addition, the Committee has discussed with the independent public accountants their independence from the Company and its management and has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as it has been modified or supplemented.

     The Committee discussed with the Company's independent public accountants the overall scope and plans for their audits. The Committee meets with the independent public accountants, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     Based upon the Committee's discussions with management and the independent public accountants and the Committee's review of the representations of management and the report of the independent public accountants to the Committee, the Committee recommended that the Board include the audited financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2002 to be filed with the Securities and Exchange Commission.

THOMAS J. MEREDITH, CHAIRMAN            THOMAS J. GILL            DAVID A. NOBLE

                   RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers for the years ended December 31, 2002 and 2001 were as follows:

                                                                2002        2001
                                                              --------   ----------
Audit.......................................................  $269,200   $  562,200
Audit related...............................................    39,100      502,600
Tax.........................................................   527,300      930,800
Other.......................................................         0            0
                                                              --------   ----------
                                                              $835,600   $1,995,600

     The audit fees for the years ended December 31, 2002 and 2001, respectively, were for professional services rendered for the audits of the consolidated financial statements of the Company, reviews of the Company's quarterly consolidated financial statements and statutory audits. Audit fees for the year ended December 31, 2001 also include fees related to the issuance of consents and the review of documents filed with the SEC pertaining to a proposed business combination.

     The audit related fees for the years ended December 31, 2002 and 2001, respectively, were for assurance and related services related to employee benefit plan audits. Audit related fees for the year ended December 31, 2001 also include fees related to due diligence pertaining to business combinations.

     Tax fees for the years ended December 31, 2002 and 2001, respectively, were for services related to tax compliance, tax planning and tax advice.

     During the years ended December 31, 2002 and 2001, PricewaterhouseCoopers rendered no professional services to the Company in connection with the design and implementation of financial information systems.

     The Audit Committee reviews summaries of the services provided by PricewaterhouseCoopers and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers.

     The Audit Committee is evaluating appropriate procedures relating to pre-approval of services provided by PricewaterhouseCoopers. The Company has adopted early components of the proxy fee disclosure requirements pertaining to the classification and disclosure of services provided by PricewaterhouseCoopers.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In October 2000, we entered into a three-year Service and Market Access Agreement with United Technologies (as amended, the "Agreement"), effective January 1, 2001. Pursuant to the Agreement, FreeMarkets provides access to FreeMarkets' sourcing software and service solutions. United Technologies invested $20,938,000 in FreeMarkets in September 1999 and, as of December 31, 2001, owned 5.0% of our outstanding Common Stock. Revenues from United Technologies in 2003 were $5,796,000. Based on a Schedule 13G filed with the SEC by United Technologies on May 14, 2002, as of such date United Technologies owns less than 5.0% of our outstanding Common Stock.

                                 OTHER MATTERS

     We know of no other matters to be brought before the Annual Meeting except as set forth in the accompanying Notice. If any other matters properly come before the Annual Meeting, the persons named in the enclosed proxy will vote on these matters in accordance with their discretion.

                           2004 STOCKHOLDER PROPOSALS

     If you would like to submit a proposal for inclusion in the proxy statement relating to our Annual Meeting in 2004, the proposal must be received by the Secretary, FreeMarkets, Inc., FreeMarkets Center, 210 Sixth Avenue, Pittsburgh, Pennsylvania 15222 on or before December 17, 2003, and the proposal must otherwise comply with Rule 14a-8 promulgated under the Exchange Act.

     In addition, our Bylaws require that stockholders intending to nominate persons for election to the Board of Directors or to bring any business before an annual meeting of stockholders must give notice to the Secretary of the Company not more than 90 days nor less than 60 days prior to the anniversary of the date on which the Company first mailed materials regarding the prior year's annual meeting, which mailing date is identified on the Chairman's letter at the front of this Proxy Statement. To be in proper form, a request to nominate a person for election as a director must set forth, as to each proposed nominee, the nominee's age, business address, residence address, principal occupation or employment, the number of shares of Common Stock beneficially owned by such person, and such other information related to such person as is required to be disclosed by applicable law. To propose business for an annual meeting, a stockholder must specify in writing the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made. Any such advance notice also must contain, as to the stockholder giving the notice and the beneficial owner, if any, or whose behalf the nomination or proposal is made, the name and address of such stockholder, as they appear on the Company's books, and such beneficial owner and the class and number of shares that are owned beneficially and held of record by such stockholder and such beneficial owner. Stockholders must notify the Company in writing, in accordance with the procedures set forth above, of any nomination or stockholder-proposed business no earlier than January 16, 2004 and no later than February 15, 2004 in order for it to be brought before the 2004 Annual Meeting.

                                          By Order of the Board of Directors,

                                          /s/ Joan S. Hooper

                                          JOAN S. HOOPER
                                          Executive Vice President, Chief
                                          Financial Officer,
                                          Secretary and Treasurer

                                FREEMARKETS, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                             OMNI WILLIAM PENN HOTEL
             530 WILLIAM PENN PLACE, PITTSBURGH, PENNSYLVANIA 15219
                 WEDNESDAY, MAY 21, 2003 - 9:00 AM (LOCAL TIME)

         The undersigned stockholder of FreeMarkets, Inc. (the "Company") hereby appoints David H. McCormick and Joan S. Hooper, and each of them singly, as attorneys and proxies of the undersigned, with full power of substitution to each of them, to represent the undersigned stockholder and vote all shares of Common Stock, par value $0.01 per share, of the Company which the undersigned stockholder would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company, to be held on Wednesday, May 21, 2003, at 9:00 a.m. (local time), at the Omni William Penn Hotel, Pittsburgh, Pennsylvania 15219, and at any adjournments or postponements thereof, as follows:

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

                        ANNUAL MEETING OF STOCKHOLDERS OF

                                FREEMARKETS, INC.

                             WEDNESDAY, MAY 21, 2003



                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.


                PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED.

--------------------------------------------------------------------------------------------------------------------------------
  PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------------------------------------------------------

1. Election of the following nominees as Class I Directors:                                              FOR   AGAINST   ABSTAIN
                                                                    2.  Ratification of appointment of   [ ]     [ ]       [ ]
                           NOMINEES                                     PricewaterhouseCoopers LLP as
[ ]  FOR ALL NOMINEES      o  Thomas J. Meredith                        Independent accountants
                           o  David A. Noble

[ ]  WITHHOLD AUTHORITY                                             THE AUDIT COMMITTEE AND THE BOARD OF DIRECTORS RECOMMEND A
     FOR ALL NOMINEES                                               VOTE FOR RATIFICATION OF THE APPOINTMENT OF
                                                                    PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS.
[ ]  FOR ALL EXCEPT
     (See instructions below)                                       THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE
                                                                    MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO
         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE       DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED,
         FOR EACH OF THE NOMINEES.                                  SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF THE NOMINEES
                                                                    SPECIFIED IN ITEM 1 AND "FOR" RATIFICATION OF THE
                                                                    APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
INSTRUCTIONS: To withhold authority to vote for any individual      ACCOUNTANTS. THIS PROXY ALSO WILL BE VOTED IN THE DISCRETION
              nominee(s), mark "FOR ALL EXCEPT" and fill            OF THE HOLDERS HEREOF UPON SUCH OTHER MATTERS AS MAY
              in the circle next to each nominee you wish to        PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS
              withhold, as shown here:  o                           OR POSTPONEMENTS THEREOF.
--------------------------------------------------------------





---------------------------------------------------------------------
To change the address on your account, please check the box at
the right and indicate your new address in the address space     [ ]
above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
---------------------------------------------------------------------


Signature of Shareholder                        Date:              Signature of Shareholder                     Date:
                        ---------------------        -------------                          -------------------       ---------

NOTE:    This proxy must be signed exactly as the name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
